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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 21, 2004


                               DCB FINANCIAL CORP
             (Exact name of registrant as specified in its charter)


           OHIO                          0-22387                 31-1469837
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)


       110 RIVERBEND AVENUE, LEWIS CENTER, OHIO                     43035
       (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (740) 657-7000




         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 21, 2004, Registrant issued a press release announcing its unaudited results of operations and financial condition for and as of, respectively, the three and nine month periods ended September 30, 2004. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibits are furnished herewith:

EXHIBIT
NUMBER                     EXHIBIT DESCRIPTION
------                     -------------------

99 Press Release dated October 21, 2004 announcing Registrant's results of operations and financial condition for and as of the fiscal periods ended September 30, 2004.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              DCB FINANCIAL CORP

  Date: October 21, 2004
                                        By:   /s/  Jeffrey T. Benton
                                              ----------------------
                                               Jeffrey T. Benton
                                               President and CEO



                                                                               2


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                     EXHIBIT DESCRIPTION
------                     -------------------

99 Press Release dated October 21, 2004 announcing Registrant's results of operations and financial condition for and as of the fiscal periods ended September 30, 2004.



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